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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 19, 2004

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                              ALLEGHANY CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                          1-9371                 51-0283071
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


     375 Park Avenue, Suite 3201
         New York, New York                                        10152
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(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (212) 752-1356
                                                           --------------
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Item 5. Other Events and Regulation FD Disclosure.

     On August 19, 2004, Alleghany Corporation issued the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number                Exhibit Description
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99.1                          Press Release of Alleghany Corporation, dated
                              August 19, 2004

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ALLEGHANY CORPORATION


                                               /s/ Peter R. Sismondo
                                               -----------------------
                                          By:  Peter R. Sismondo
                                               Vice President,
                                               Controller,
                                               Treasurer and Assistant
                                                  Secretary

Date: August 20, 2004

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                                Index to Exhibits

Exhibit Number                Exhibit Description
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99.1                          Press Release of Alleghany Corporation, dated
                              August 19, 2004